SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2002

Games, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware

000-33345

75-2926440

(State or other jurisdiction of incorporation)

(Commission File No.)

(IRS Employer Identification Number)

425 Walnut Street, Suite 2300, Cincinnati, Ohio

45202

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:

(513) 381-0777

Colley Corporation

(Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

On September 24, 2002 the Company retained the KGA Group accounting firm (King Griffin & Adamson PC) to serve as its principal independent accounting firm to audit its financial statements for the year ended June 30, 2002.  Prior to this engagement, the Company did not consult with such firm on any accounting, auditing or financial reporting issue.

Item 5.  Other Events.

On September 16, 2002 the Company’s shareholders, acting by majority written consent, voted to amend the Company’s Certificate of Incorporation to change its name to “Games, Inc.” as described in the Information Statement dated August 26, 2002 which was distributed by the Company to its shareholders of record August 16, 2002.  The Company’s former name was “Colley Corporation.”

Item 8.  Change in Fiscal Year

On September 24, 2002, the Company determined that it will change its fiscal year from the calendar year to a year ended June 30.  The Company will file a Form 10-KSB for the year ended June 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Games, Inc.

(formerly Colley Corporation)

Date:  September 27, 2002

By:  /s/Roger W. Ach, II

        Roger W. Ach, II

        President